Exhibit 10.15.5

[JPMorgan Asset Management Letterhead]

January 8, 2009

Robert E. Fullam

ABA Retirement Funds Program

C/o State Street Global Advisors

1200 Crown Colony 1N

Quincy, MA PO: 02169

Re: Amendment to Investment Management Agreement – ABA Retirement Funds Program

I refer to the Investment Management Agreement dated April 1st, 2003 (as heretofore amended the “Agreement”) between JPMorgan Asset Management (UK) Limited (f/k/a J.P. Morgan Fleming Asset Management (London) Limited) and State Street Bank and Trust Company of New Hampshire (as assignee from State Street Bank and Trust Company) (“State Street”).

Effective October 1, 2008, Appendix D of the Agreement is hereby amended and restated in its entirety as follows:

APPENDIX D

For its services rendered as investment advisor under the Agreement, the Advisor will be compensated at the annual rates set forth below, based on the aggregate value of the assets in the Subaccount as determined by State Street. Such compensation shall be calculated and accrued on a daily basis and paid monthly from the assets of the Subaccount;

Value of Assets	Rate
First $50 million	0.75%
Next $50 million	0.65%
Over $100 million	0.45%

provided, however, that at any time the aggregate value of the assets in the Subaccount as determined by State Street falls below $150 million, the Advisor will be compensated at the annual rates set forth below:

Value of Assets	Rate
First $100 million	0.65%
Next $50 million	0.55%

A monthly invoice will be sent by email and post to Joseph Penella at:

ABA Retirement Funds Program

C/o State Street Global Advisors

1200 Crown Colony 1N,

Quincy, MA 02169

Please confirm your acceptance of our intended amendment to the Agreement set forth herein by signing and returning the attached copy of this letter in accordance with your authorized signatories.

AGREED TO and ACCEPTED BY:

JPMorgan Asset Management (UK) Limited

Signature:	/s/ Emily Worth
Name:	Emily Worth
Title:	Vice President
Date:	January 8, 2009

State Street Bank and Trust Company of New Hampshire

Signature:	/s/ Robert E. Fullam
Name:	Robert E. Fullam
Title:	Vice President
Date:	January 13, 2009

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